Exhibit 10.5

THIS SECURITY AGREEMENT is dated March 27th, 2017 and made between:

(1)       THE CLINIC NETWORK, a corporation incorporated under the laws of Ontario (the Corporation); and

(2)       AVONLEA–DREWRY HOLDINGS INC., a corporation formed under the laws of Ontario (the Lender)

RECITALS:

(A)       The Lender has agreed to make certain monies available to the Corporation upon the terms and conditions contained in a grid promissory note issued by the Corporation to the Lender dated as of this date (such grid promissory note as it may at any time or from time to time be amended, supplemented, restated or replaced, the Note).

(B)       The Corporation has agreed to execute and deliver this security agreement to and in favour of the Lender as security for the payment and performance of the Corporation’s obligations to the Lender under the Note and the security and other documents (collectively with the Note and this security agreement, the Credit Documents) executed and delivered or to be executed and delivered to the Lender by the Corporation (whether alone or together with another or others) under, pursuant to, as security for, or otherwise in connection with the Note and the credit thereby granted.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Corporation and the Lender agree as follows:

Article 1

Security

1.1       Statutory and Other References

Terms defined in the Personal Property Security Act (Ontario) (as amended from time to time, the PPSA) and used in this security agreement have the same meanings.  Any reference to the STA is a reference to the Securities Transfer Act, 2006 (Ontario) or, to the extent applicable, similar legislation of any other jurisdiction, as amended from time to time.  Where a reference is made to the Lender, it includes, as applicable, any nominee appointed by the Lender to hold or otherwise take possession of the Collateral.

1.2       Grant of Security

The Corporation grants to the Lender, a security interest in, and assigns, mortgages, charges, hypothecates and pledges to the Lender, all real and personal property and undertaking of the Corporation now owned or hereafter acquired (collectively, the Collateral) including, without limitation, any and all of the:

(a)       inventory of the Corporation including goods held for sale, lease or resale, goods provided or to be provided to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Corporation;

(b)       equipment, machinery, furniture, fixtures, vehicles and other goods of every kind and description of the Corporation and all licences and other rights and all records, files, charts, plans, drawings, specifications, manuals and documents relating thereto;

(c)       accounts due or accruing due to the Corporation and all agreements, books, invoices, documents and papers recording, evidencing or relating thereto;

(d)       money, documents of title, chattel paper, instruments, securities and all other financial assets of the Corporation;

(e)       securities accounts of the Corporation and all of the credit balances, security entitlements, other financial assets and items or property standing to the credit of the Corporation from time to time in such securities accounts;

(f)        intangibles of the Corporation including all security interests, goodwill, choses in action, contracts and contractual rights, licences and benefits;

(g)       all trademarks, trademark registrations and pending trademark applications, patents and pending patent applications, copyrights, proprietary and non-public business information, trade and business names, web names and worldwide web addresses and other intellectual property and industrial property of the Corporation (collectively, the Intellectual Property);

(h)       all authorizations, permits, approvals, grants, licenses, consents, rights, franchises, privileges, orders, awards or the like issued or granted by law or by rule or regulation of any public body issued or granted to the Corporation;

(i)        substitutions and replacements of, and increases, additions and, where applicable, accessions to, the property described in Sections 1.2(a)-(h) inclusive; and

(j)         proceeds in any form derived directly or indirectly from any dealing with all or any part of the property described in Sections 1.2(a)-(i) inclusive or the proceeds of such proceeds.

1.3       Obligations Secured

(a)       The security interest, assignment, mortgage, charge, hypothecation and pledge granted hereby (collectively, the Security Interest) secures the payment and performance of all debts, liabilities and obligations of the Corporation to the Lender pursuant to or in connection with the Note and each of the other Credit Documents to which it is a party (collectively, and together with the expenses, costs and charges set out in Section 1.3(b), the Obligations).

(b)       All expenses, costs and charges incurred by or on behalf of the Lender in connection with this security agreement, the Security Interest or the realization of the Collateral, including all legal fees, court costs, receiver’s or agent’s remuneration and other expenses of, or of taking or defending any action in connection with, taking possession of, repairing, protecting, insuring, preparing for disposition, realizing, collecting, selling, transferring, delivering or obtaining payment of the Collateral or other lawful exercises of the powers conferred by the Note and the other Credit Documents are payable on demand and shall be added to and form a part of the Obligations.

1.4       Attachment, Perfection, Possession and Control

(a)       The Corporation acknowledges that (i) value has been given, (ii) it has rights in the Collateral or the power to transfer rights in the Collateral to the Lender (other than after-acquired Collateral), (iii) it has not agreed to postpone the time of attachment of the Security Interest, and (iv) it has received a copy of this security agreement.

(b)       The Corporation shall promptly inform the Lender in writing of the acquisition by the Corporation of any property which is not adequately described in this security agreement, and the Corporation shall execute and deliver, from time to time, at its own expense, amendments to this security agreement and its schedules or additional security agreements or schedules as may be required by the Lender in order to preserve, protect and perfect its Security Interest in such personal property.

(c)      If the Corporation acquires Collateral consisting of chattel paper, instruments or negotiable documents of title (collectively, Negotiable Collateral), the Corporation shall, immediately upon receipt thereof, deliver to the Lender the Negotiable Collateral and shall, at the request of the Lender (i) endorse the same for transfer in blank or as the Lender may direct, (ii) cause any transfer to be registered wherever, in the opinion of the Lender, such registration may be required or advisable, and (iii) deliver to the Lender any and all consents or other documents which may be necessary or desirable to transfer the Negotiable Collateral.

(d)       If the Corporation has or hereafter acquires Collateral consisting of certificated securities it shall immediately deliver to the Lender any and all certificates representing such Collateral (the Pledged Certificated Securities) and other materials (including effective endorsements) as may be required from time to time in the opinion of the Lender, to provide the Lender with control over all Pledged Certificated Securities in the manner provided under Section 23 of the STA, and at the request of the Lender, will cause all Pledged Certificated Securities to be registered in the name of the Lender or as it may direct.

(e)       If the Corporation has or hereafter acquires Collateral consisting of uncertificated securities it shall deliver to the Lender any and all such documents, agreements and other materials as may be required from time to time in the opinion of the Lender, to provide the Lender with control over all such Collateral in the manner provided under Section 24 of the STA.

(f)        If the Corporation has or hereafter acquires Collateral consisting of security entitlements or creates Collateral consisting of one or more securities accounts it shall deliver to the Lender any and all such documents, agreements and other materials as may be required from time to time in the opinion of the Lender, to provide the Lender with control over all such Collateral in the manner provided under Section 25 and 26 of the STA and Section 1(2)(e) of the PPSA.

(g)       If the Corporation has or hereafter acquires Collateral consisting of an interest in a partnership or limited liability company, it shall take all steps necessary in the opinion of the Lender, to ensure that such property is and remains a security for the purposes of the STA.

(h)       The Corporation shall not cause or permit any Person other than the Lender to have control (as defined in the STA) of any investment property constituting part of the Collateral, other than control in favour of a depositary bank or securities intermediary which has subordinated its lien to the lien of the Lender pursuant to documentation in form and substance satisfactory to the Lender.

1.5       Special Provisions Relating to Pledged Investment Property

(a)       Until demand is made for repayment under the Note, the Corporation has the right to exercise all voting, consensual and other powers of ownership pertaining to Collateral which is investment property (the Pledged Investment Property) for all purposes not inconsistent with the terms of this security agreement, the Note or the other Credit Documents and the Corporation agrees that it will not vote the Pledged Investment Property in any manner that is inconsistent with such terms.

(b)       Until demand is made for repayment under the Note, the Corporation may receive and retain any dividends, distributions or proceeds on the Pledged Investment Property.

(c)       If demand is made for repayment under the Note, whether or not the Lender exercises any right to declare any Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this security agreement or otherwise, all dividends and other distributions on the Pledged Investment Property shall be paid directly to the Lender and retained by it as part of the Collateral, and, if the Lender so requests in writing, the Corporation will execute and deliver to the Lender any instruments or other documents necessary or desirable to ensure that the Pledged Investment Property is paid directly to the Lender.

1.6       Scope of Security Interest

(a)       The Security Interest with respect to the trade-marks constitutes a security interest in, and a charge, hypothecation and pledge of, such Collateral in favour of the Lender, but does not constitute an assignment or mortgage of such Collateral to the Lender.  Until the Security Interest becomes enforceable, the grant of the Security Interest in the Intellectual Property will not affect in any way the Corporation’s rights to commercially exploit it or defend or enforce the Corporation’s rights in it or with respect to it.

(b)       The Security Interest does not extend to consumer goods.

(c)       The Security Interest does not extend or apply to the last day of the term of any lease or sublease or any agreement for a lease or sublease, now held or hereafter acquired by the Corporation in respect of real property, but the Corporation shall stand possessed of any such last day upon trust to assign and dispose of it as the Lender may direct.

1.7       Care and Custody of Collateral

(a)       The Lender has no obligation to keep Collateral in its possession identifiable.

(b)       The Lender shall exercise in the physical keeping of any Negotiable Collateral or securities, only the same degree of care as it would exercise in respect of its own such property kept at the same place.

(c)       The Lender may, both before and after the Security Interest has become enforceable, (i) notify any person obligated on an account, chattel paper or instrument to make payments to the Lender whether or not the Corporation was previously making collections on such accounts, chattel paper or instruments, and (ii) assume control of any proceeds arising from the Collateral.

1.8       Amalgamation

In the event the Corporation amalgamates with any other corporation or corporations, it is the intention of the parties that the Security Interest will (a) extend to all of the property and assets that (i) any of the amalgamating corporations own, or (ii) the amalgamated corporation thereafter acquires, and (b) secure the payment and performance of all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by any of the amalgamating corporations and the amalgamated corporation to the Lender in any currency pursuant to or in connection with the Note and the other Credit Documents whether incurred prior to, or at the time of, or subsequent to, any amalgamation.  The Security Interest will attach to the property and assets of the amalgamating corporations not previously subject to this security agreement at the time of amalgamation and to any property or assets thereafter owned or acquired by the amalgamated corporation when same becomes owned or is acquired.  Upon any such amalgamation, the defined term Corporation means, collectively, each of the amalgamating corporations and the amalgamated corporation, the defined term Collateral means all of the property, assets, undertaking and interests described in (a) above, and the defined term Obligations means the obligations described in (b) above.

Article 2

Enforcement

2.1       Enforcement

The Security Interest shall be and become enforceable against the Corporation if and when it fails to repay or perform any of the Obligations when due and payable or to be performed, as the case may be.

2.2       Remedies

Whenever the Security Interest becomes enforceable, the Lender may, in its sole discretion, realize upon the Collateral and enforce its right by:

(a)       entering onto any premises where Collateral consisting of tangible personal property may be located;

(b)       entering into possession of the Collateral by any method permitted by law;

(c)       selling or leasing all or any part of the Collateral;

(d)       holding, storing or keeping idle or operating all or any part of the Collateral;

(e)       collecting any proceeds arising in respect of the Collateral;

(f)        collecting, realizing, selling, or otherwise dealing with, the accounts;

(g)        issuing any instructions or entitlement orders to an issuer or securities intermediary;

(h)        instructing a financial institution to transfer funds held by it to an account maintained by the Lender;

(i)        appointing by instrument in writing a receiver (which term as used in this security agreement includes a receiver and manager) or agent of all or any part of the Collateral and removing or replacing from time to time any receiver or agent;

(j)        instituting proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;

(k)       instituting proceedings in any court of competent jurisdiction for sale or foreclosure of all or any part of the Collateral;

(l)        filing proofs of claim and other documents to establish claims to the Collateral in any proceeding relating to the Corporation; and

(m)      exercising any other remedy or proceeding authorized or permitted under the PPSA or otherwise by law or equity.

2.3       Additional Rights

In addition to the remedies set forth in Section 2.2, the Lender may, in its sole discretion, either directly or through its agents or nominees, whenever the Security Interest has become enforceable:

(a)       require the Corporation, at the Corporation’s expense, to assemble the Collateral at a place or places designated by notice in writing and the Corporation agrees to so assemble the Collateral;

(b)       require the Corporation, by notice in writing, to disclose to the Lender the location or locations of the Collateral and the Corporation agrees to make such disclosure when so requested;

(c)       repair, process, modify, complete or otherwise deal with the Collateral and prepare for the disposition of the Collateral, whether on the premises of the Corporation or otherwise;

(d)       carry on all or any part of the business of the Corporation and, to the exclusion of all others including the Corporation, enter upon, occupy and use all or any of the premises, buildings, and other property of, or used or occupied by, the Corporation, free of charge, and the Lender is not liable to the Corporation for any act, omission or negligence in so doing or for any rent, charges, depreciation or damages incurred in connection with, or resulting from, such action;

(e)       borrow for the purpose of carrying on the business of the Corporation or for the maintenance, preservation or protection of the Collateral and grant security interests in the Collateral, whether or not in priority to the Security Interest, to secure repayment;

(f)       commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and give good and valid receipts and discharges in respect of the Collateral and compromise or give time for the payment or performance of all or any part of the accounts or any other obligation of any third party to the Corporation; and

(g)       at any public or private sale, bid for and purchase any or all of the Collateral offered for sale and upon compliance with the terms of such sale, hold, retain and dispose of such Collateral without any further accountability to the Corporation or any other person with respect to such holding, retention or disposition, except as required by law.

2.4       Concerning a Receiver

(a)       Any receiver appointed by the Lender shall be vested with all rights and remedies which could have been exercised by the Lender in respect of the Corporation or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments.  The choice of receiver and its remuneration are within the sole and unfettered discretion of the Lender.

(b)       Any receiver appointed by the Lender shall act as agent for the Lender for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Corporation.  The receiver may sell, lease, or otherwise dispose of Collateral as agent for the Corporation or as agent for the Lender as the Lender may determine in its discretion.  The Corporation agrees to ratify and confirm all actions of the receiver acting as agent for the Corporation, and to release and indemnify the receiver in respect of all such actions.

(c)       The Lender, in appointing or refraining from appointing any receiver, shall not incur any liability to the receiver, the Corporation or otherwise and is not responsible for any misconduct or negligence of such receiver.

2.5       Exercise of Remedies

Any remedy may be exercised separately or in combination and is in addition to, and not in substitution for, any other rights or remedies the Lender may have, however created.  The Lender is not bound to exercise any right or remedy, and the exercise of rights and remedies is without prejudice to any other rights of the Lender in respect of the Obligations including the right to claim for any deficiency.

2.6       Appointment of Attorney

The Corporation irrevocably appoints the Lender (and its officers) as attorney of the Corporation (with full power of substitution) to do, make and execute, in the name of and on behalf of the Corporation, all such further acts, documents, matters and things which the Lender may deem necessary or advisable to accomplish the purposes of this security agreement including the execution, endorsement and delivery of documents and any notices, receipts, assignments or verifications of the accounts.  All acts of the attorney are hereby ratified and approved, and the attorney shall not be liable for any act, failure to act or any other matter or thing, except to the extent caused by its own gross negligence or wilful misconduct.  This power of attorney is irrevocable, is coupled with an interest, has been given for valuable consideration (the receipt and adequacy of which is acknowledged) and survives, and does not terminate upon, the bankruptcy, dissolution, winding up or insolvency of the Corporation.  This power of attorney extends to and is binding upon the Corporation’s successors and permitted assigns.  The Corporation authorizes the Lender to (a) delegate in writing to another person any power and authority of the Corporation under this power of attorney as may be necessary or desirable in the opinion of the Lender, and (b) revoke or suspend such delegation.

2.7       Dealing with the Collateral

(a)       The Lender is not obliged to exhaust its recourse against the Corporation or any other person or against any other security it may hold in respect of the Obligations before realizing upon or otherwise dealing with the Collateral in such manner as the Lender considers desirable.

(b)      The Lender may grant extensions or other indulgences, take and give up security, accept compositions, grant releases and discharges and otherwise deal with the Corporation and with other persons, guarantors, sureties or security as it may see fit without prejudice to the Obligations, the liability of the Corporation or the rights of the Lender in respect of the Collateral.

(c)       The Lender is not (i) liable or accountable for any failure to collect, realize or obtain payment in respect of the Collateral, (ii) bound to institute proceedings for the purpose of collecting, enforcing, realizing or obtaining payment of the Collateral or for the purpose of preserving any rights of any persons in respect of the Collateral, (iii) responsible for any loss occasioned by any sale or other dealing with the Collateral or by the retention of or failure to sell or otherwise deal with the Collateral, or (iv) bound to protect the Collateral from depreciating in value or becoming worthless.

(d)      To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, and without prejudice to the ability of the Lender to dispose of the Collateral in any such manner, the Corporation acknowledges and agrees that it is not commercially unreasonable for the Lender to, and the Lender may, in its discretion (i) incur expenses reasonably deemed significant by the Lender to prepare the Collateral for disposition, (ii) exercise collection remedies directly or through the use of collection agencies, (iii) dispose of Collateral by way of public auction, public tender or private contract, with or without advertising and without any other formality, (iv) dispose of Collateral to the Lender or to a customer or client of the Lender, (v) contact other persons, whether or not in the same business as the Corporation, for expressions of interest in acquiring all or any portion of the Collateral, (vi) hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (vii) establish an upset or reserve bid or price in respect of the Collateral, and (viii) establish such terms as to credit or otherwise as the Lender may determine.

(e)       The Corporation acknowledges that the Lender may be unable to complete a public sale of any or all of the Collateral consisting of investment property by reason of certain prohibitions contained in applicable securities laws or otherwise.  In connection therewith, it may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a  view to the distribution or resale thereof.  Any such private sale may result in prices and other terms less favourable to the seller than if such sale were a public sale and, notwithstanding such circumstances, the Corporation agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner by reason of it being a private sale.  The Lender is under no obligation to delay a sale of any or all of the Collateral for the period of time necessary to permit the issuer thereof to register such Collateral for public sale under applicable securities law or otherwise, even if the issuer agrees to do so.

2.8       Application of Proceeds

Any and all moneys realized by the Lender pursuant to this security agreement shall be applied by the Lender to such part of to the Obligations as the Lender in its sole discretion determines.  The Lender may, at all times and from time to time, change any application so made in accordance with the Note and the other Credit Documents.

2.9       No Waiver

No delay or omission by the Lender, at any time or times, to require strict performance by the Corporation of any provision of this security agreement waives, affects or diminishes any right of the Lender thereafter to demand strict compliance and performance therewith.

2.10     Dealings by Third Parties

(a)       No person dealing with the Lender, or an agent  or receiver is required to determine (i) whether the Security Interest has become enforceable, (ii) whether the powers which such person is purporting to exercise have become exercisable, (iii) whether any money remains due to the Lender by the Corporation, (iv) the necessity or expediency of the stipulations and conditions subject to which any sale or lease is made, (v) the propriety or regularity of any sale or other dealing by the Lender or any agent with the Collateral, or (vi) how any money paid to the Lender has been applied.

(b)       Any purchaser of Collateral shall hold the Collateral absolutely, free from any claim or right of any kind whatever, including any equity of redemption, of the Corporation.  The Corporation waives (to the fullest extent permitted by law) as against any such purchaser, all rights of redemption, stay or appraisal which the Corporation has or may have under any rule of law or statute now existing or hereafter adopted.

2.11     Corporation Liable for Deficiency

The Corporation is liable to the Lender for any deficiency after the proceeds of any sale or other disposition of Collateral are received by the Lender.

Article 3

General

3.1       Notices

Any notice, consent, waiver or other communication given under this security agreement must be in writing and may be given by delivering it or sending it by facsimile or other similar form of recorded communication addressed:

 (a)      to the Corporation at:

5025 Orbiter Drive, Building 1

Suite 401

Mississauga, ON L4W 4Y5

Attention:

Kim Wei

Facsimile:

(905) 223-2421

 (b)      to the Lender, at:

15466 The Gore Road

Caledon, ON L7C 3E5

Attention:

Michael Steele

Facsimile:

(905) 880-7866

Any such communication is deemed to have been delivered and received on the date of personal delivery or transmission by facsimile or other similar permitted form of recorded communication, as the case may be, if such day is a Business Day and such delivery or transmission was received by the recipient party prior to 5 pm (Toronto time) and otherwise on the next Business Day.  Any party may change its address for service by notice given in accordance with the foregoing and any subsequent communication must be sent to such party at its changed address.

For the purposes of this notice provision Business Day means any day of the year, other than a Saturday or Sunday or other day on which banks are required or authorized to close in Toronto, Ontario.

3.2       Capitalized Terms

(a)       Capitalized terms used in this security agreement and not otherwise defined have the respective meanings given to them in the Note.

(b)       Any reference to this security agreement, the Note or any other Credit Document refers to this security agreement or such Note or other Credit Document as the same may have been or may from time to time be amended, modified, extended, renewed, restated, replaced or supplemented.

3.3       Discharge

The Security Interest will be discharged upon, but only upon, (a) full and indefeasible payment and performance of the Obligations, (b) the Lender having no obligations under the Note and the other Credit Documents, and (c) at the request and expense of the Corporation.  In that connection, the Lender will execute and deliver to the Corporation such releases and discharges as the Corporation may reasonably require.

3.4       Amendment

This security agreement may only be amended, supplemented or otherwise modified by written agreement of the Lender and the Corporation.

3.5       Waivers, etc.

(a)       No consent or waiver by the Lender in connection with this security agreement is binding unless made in writing and signed by an authorized officer of the Lender.  Any consent or waiver given under this security agreement is effective only in the specific instance and for the specific purpose for which it was given.  No waiver of any of the provisions of this security agreement constitutes a waiver of any other provision.

(b)       A failure or delay on the part of the Lender in exercising a right or remedy under this security agreement does not operate as a waiver of, or impair, any rights or remedies of the Lender however arising.  A single or partial exercise of a right or remedy on the part of the Lender does not preclude any other or further exercise of that right or remedy or the exercise of any other rights or remedies by the Lender.

3.6       No Merger

This security agreement shall not operate by way of merger of any of the Obligations and no judgment recovered by the Lender will operate by way of merger of, or in any way affect, the Security Interest, which is in addition to, and not in substitution for, any other security now or hereafter held by the Lender in respect of the Obligations.

3.7       Further Assurances

The Corporation shall from time to time, whether before or after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments, mortgages, charges and agreements as the Lender may reasonably require for (a) protecting the Collateral, (b) perfecting the Security Interest, (c) obtaining control of the Collateral, (d) exercising all powers, authorities and discretions conferred upon the Lender, and (e) otherwise enabling the Lender to obtain the full benefits of this security agreement and the rights and powers herein granted.  The Corporation shall, from time to time after the Security Interest has become enforceable, do all acts and things and execute and deliver all transfers, assignments, mortgages, charges and agreements as the Lender may require for facilitating the sale or other disposition of the Collateral in connection with its realization.

For greater and absolute certainty the Corporation shall, in addition to the above, do all acts and things and execute and deliver all documentation necessary to perfect and register the Security Interest as it pertains to real property of the Corporation in form and substance reasonably acceptable to the Lender and sufficient to give full force and effect to the spirit and interest of this security agreement.

3.8       Supplemental Security

This security agreement is in addition to and without prejudice to all other security now held or which may hereafter be held by the Lender.

3.9       Successors and Assigns

This security agreement is binding upon the Corporation, its successors and assigns, and enures to the benefit of the Lender, and its successors and assigns.  This security agreement and all rights of the Lender are assignable without the consent of, or notice to the Corporation, and in any action brought by an assignee to enforce this security agreement or any right or remedy, the Corporation will not assert against the assignee any claim or defence which the Corporation now has or hereafter may have against the Lender.  Neither this security agreement nor any rights, duties or obligations under this security agreement are assignable or transferable by the Corporation.

3.10     Waiver of Delivery

To the extent permitted by applicable law, the Corporation waives its right to receive a copy of any financing statement or financing change statement registered by or on behalf of the Lender, or any verification statement with respect to any financing or financing change statement registered by or on behalf of the Lender.

3.11     Severability

If any provision of this security agreement is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this security agreement and the remaining provisions will continue in full force and effect.

3.12     Governing Law and Submission to Jurisdiction

(a)       This security agreement is governed by and is to be interpreted, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without regard to conflict of law principles.

(b)       The Corporation irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of Ontario, (ii) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in such court, and (iii) waives, to the fullest extent permitted by law, any objection which it may have based upon doctrines of venue or forum incoveniens.

3.13     Counterparts

This security agreement may be executed in any number of separate counterparts and all such signed counterparts constitute one and the same agreement.  Delivery by facsimile or other electronic means of an originally executed signature page to this security agreement by a party is as effective as personal delivery of such signature page.

IN WITNESS WHEREOF the Corporation and the Lender have executed and delivered this security agreement.

THE CLINIC NETWORK
By:	Kim Wei
Authorized Signing Officer
AVONLEA-DREWRY HOLDINGS INC.
By:	Michael Steele
Authorized Signing Officer

[signature page to Security Agreement]